SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  SCHEDULE 13D
                                (Amendment No. 2)

                   Under the Securities Exchange Act of 1934*

                              Massey Energy Company
--------------------------------------------------------------------------------
                                (Name of Issuer)

                    Common Stock, par value $0.625 per share
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                    576206106
--------------------------------------------------------------------------------
                                 (CUSIP Number)
                                 Daniel S. Loeb
                                 Third Point LLC
                                 390 Park Avenue
                               New York, NY 10022
                                 (212) 224-7400
--------------------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                   Copies to:
                              Jack H. Nusbaum, Esq.
                            Michael A. Schwartz, Esq.
                           Willkie Farr & Gallager LLP
                               787 Seventh Avenue
                               New York, NY 10019
                                 (212) 728-8000

                                 March 17, 2006
--------------------------------------------------------------------------------
(Date of Event which Requires Filing of this Statement) If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss. 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box: [ ]

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

--------------------------------------                   -----------------------
CUSIP No.   576206106                                        Page 2 of 5 pages
--------------------------------------                   -----------------------

------------- ------------------------------------------------------------------
     1        NAMES OF REPORTING PERSONS

              I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (entities only)

              Daniel S. Loeb
------------- ------------------------------------------------------------------
     2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
              (See Instructions)                                    (a) [ ]
                                                                    (b) [X]
------------- ------------------------------------------------------------------
     3        SEC USE ONLY

------------- ------------------------------------------------------------------
     4        SOURCE OF FUNDS (See Instructions)

              AF
------------- ------------------------------------------------------------------
     5        CHECK IF DISCLOSURE OF LEGAL PROCEEDING IS REQUIRED PURSUANT TO
              ITEMS 2(d) or 2(e)                               [ ]

------------- ------------------------------------------------------------------
     6        CITIZENSHIP OR PLACE OF ORGANIZATION

              United States
------------- ------------------------------------------------------------------
                   7        SOLE VOTING POWER

                            0
                ----------- ----------------------------------------------------
NUMBER OF          8        SHARED VOTING POWER
SHARES
BENEFICIALLY                4,800,000
OWNED BY EACH   ----------- ----------------------------------------------------
REPORTING          9        SOLE DISPOSITIVE POWER
PERSON WITH
                            0
                ----------- ----------------------------------------------------
                   10       SHARED DISPOSITIVE POWER

                            4,800,000
------------- ------------------------------------------------------------------
     11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
              4,800,000

------------- ------------------------------------------------------------------
     12       CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES
              (See Instructions)                                  [ ]

------------- ------------------------------------------------------------------
     13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

              5.9 %
------------- ------------------------------------------------------------------
     14       TYPE OF REPORTING PERSON (See Instructions)

              IN
------------- ------------------------------------------------------------------

                                  SCHEDULE 13D


--------------------------------------                   -----------------------
CUSIP No.   576206106                                        Page 3 of 5 pages
--------------------------------------                   -----------------------

------------- ------------------------------------------------------------------
     1        NAMES OF REPORTING PERSONS

              I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (entities only)

              Third Point LLC                          I.R.S. #13-3922602
------------- ------------------------------------------------------------------
     2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
              (See Instructions)                                    (a) [ ]
                                                                    (b) [X]
------------- ------------------------------------------------------------------
     3        SEC USE ONLY

------------- ------------------------------------------------------------------
     4        SOURCE OF FUNDS (See Instructions)

              AF
------------- ------------------------------------------------------------------
     5        CHECK IF DISCLOSURE OF LEGAL PROCEEDING IS REQUIRED PURSUANT TO
              ITEMS 2(d) or 2(e)                       [ ]

------------- ------------------------------------------------------------------
     6        CITIZENSHIP OR PLACE OF ORGANIZATION

              Delaware
------------- ------------------------------------------------------------------
                   7        SOLE VOTING POWER

                            0
                ----------- ----------------------------------------------------
NUMBER OF          8        SHARED VOTING POWER
SHARES
BENEFICIALLY                4,800,000
OWNED BY EACH   ----------- ----------------------------------------------------
REPORTING          9        SOLE DISPOSITIVE POWER
PERSON WITH
                            0
                ----------- ----------------------------------------------------
                   10       SHARED DISPOSITIVE POWER

                            4,800,000
------------- ------------------------------------------------------------------
     11       AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              4,800,000
------------- ------------------------------------------------------------------
     12       CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES
              (See Instructions)                            [ ]

------------- ------------------------------------------------------------------
     13       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

              5.9 %
------------- ------------------------------------------------------------------
     14       TYPE OF REPORTING PERSON (See Instructions)

              OO
------------- ------------------------------------------------------------------

     This Amendment No. 2 to Schedule 13D ("Amendment No. 2") is filed on behalf of Third Point LLC, a Delaware limited liability company (the "Management Company"), and Daniel S. Loeb, an individual ("Mr. Loeb" and, together with the Management Company, the "Reporting Persons"), and amends the original Schedule 13D filed on September 19, 2005, as amended by Amendment No. 1, filed on March 16, 2006, on behalf of the Reporting Persons (the "Schedule 13D"). This Amendment No. 2 relates to the common stock, par value $0.625 per share, of Massey Energy Company, a Delaware corporation (the "Company"). Unless the context otherwise requires, references herein to the "Common Stock" are to such common stock of the Company. The Management Company is the investment manager or adviser to a variety of hedge funds and managed accounts (such funds and accounts, collectively, the "Funds"). The Funds directly own the Common Stock to which this Amendment No. 2 relates, and the Reporting Persons may be deemed to have beneficial ownership over such Common Stock by virtue of the authority granted to them by the Funds to vote and to dispose of the securities held by the Funds, including the Common Stock.

Item 4.  Purpose of Transaction.

     Item 4 of the Schedule 13D is hereby amended by adding thereto the following:

     On March 17, 2006, the Reporting Persons sent to Donald Blankenship, Chief Executive Officer of the Company, a letter confirming that Third Point Offshore Fund Ltd., one of the Funds, does intend to solicit proxies in opposition to the Company's nominees for director at the 2006 Annual Meeting and advising the Company of its obligation to file its proxy materials with the SEC in preliminary form.

Item 7.  Exhibits

     1. Letter dated, March 17, 2006, to Donald Blankenship, Chief Executive Officer of the Company.

                                   SIGNATURES

     After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

Dated: March 17, 2006




                                        THIRD POINT LLC



                                        By:  /s/ Daniel S. Loeb
                                             -----------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Chief Executive Officer




                                        /s/ Daniel S. Loeb
                                        ----------------------------------------
                                            Daniel S. Loeb






               [Signature Page to Amendment No. 2 to Schedule 13D]

                                                                 Exhibit 1




March 17, 2006

Massey Energy Company
4 North 4th Street
Richmond, VA 23219
Attention:  Donald Blankenship, CEO


Dear Mr. Blankenship:

This letter is to advise you that Third Point Offshore Fund Ltd., which has timely submitted to Massey Energy a notice of nominations pursuant to the company's bylaws, does intend to solicit in opposition to management's director nominees at the company's 2006 annual meeting.

Pursuant to Rules 14a-6(a) and 14a-9 promulgated by the Securities and Exchange Commission, as confirmed by an SEC Telephone Interpretation (Third Supplement, Section G, Question 2), Massey Energy is required to file its proxy materials with the SEC in preliminary form.

Very truly yours,

THIRD POINT OFFSHORE FUND LTD.



Daniel S. Loeb